STAAR Surgical Investor Presentation NASDAQ: STAA | February 2022

All statements that are not statements of historical fact are forward-looking statements, including statements about any of the following: any financial projections (including sales), plans, strategies, and objectives of management for 2022 or prospects for achieving such plans, expectations for sales, revenue, margin, expenses or earnings, cash, product mix, and any other financial items, the expected impact of the COVID-19 pandemic and related public health measures (including but not limited to its impact on sales, operations or clinical trials globally), product safety or effectiveness, the status of our pipeline of ICL products with regulators, including our EVO family of lenses in the U.S., and any statements of assumptions underlying any of the foregoing, including those relating to our product pipeline and market expansion activities. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties related to the COVID-19 pandemic and related public health measures, as well as the factors set forth in the Company’s Annual Report on Form 10-K for the year ended January 1, 2021 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward-looking statement due to new information or events. These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: global economic conditions; the impact of the COVID-19 pandemic on markets; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before approval, or to take enforcement action; international trade disputes; and the willingness of surgeons and patients to adopt a new or improved product and procedure. The EVO version of our ICL lens is not yet approved for sale in the United States. 02 Forward Looking Statements

Who Is STAAR Surgical?

01 Proprietary Implantable Collamer® lens (ICL) technology for refractive vision correction

02 Executing against a rapidly expanding global TAM of millions of eyes

03 Primary positioning, collaborative business model and clinical validation are driving industry-leading growth

04 Strong financial performance includes expanding margins, EPS and cash – a rare combination of high growth & GAAP profitability

05 Committed to ESG practices and goals that further STAAR's positive impact on our stakeholders


STAARSURGICAL

03

What is Refractive Vision Correction? 04 Surgical procedures designed to correct refractive error (Blurred Vision*) We believe the future of refractive vision correction is lens-based… Refractive Error Myopia Presbyopia Lens-Based e.g., EVO ICL Laser-Cornea Based Astigmatism Refractive Surgery Types** * National Eye Institute, Refractive Errors. ** Non-surgical vision correction includes glasses and frequent replacement contact lenses. Hyperopia

Refractive Error is a Global Epidemic

STAARSURGICAL

Myopia
Distance Vision

- More near work
- Less time outdoors
- Cell Phones, Screen Time, Gaming, Education, Studying
- Astigmatism accompanies myopia in ~ 25% of cases*



6000
5000
4000
3000
2000
1000
0
60%
50%
40%
30%
20%
10%
0%
2000
2010
2020
2030
2040
2050
Number of Myopes
Myopia prevalence (%)

Presbyopia
Near Vision

- Progressive age-related condition

Half of the global population is expected to have myopia by 2050**





75-80% of ages 45-54 are using correction for presbyopia***

* Global prevalence of clinically significant astigmatism (>0.75D), Market Scope, 2019. ** BHVI, adapted from Holden et al. 2016 Ophthalmology. *** Fricke, Global Prevalence of Presbyopia and Vision Impairment from Uncorrected Presbyopia, 2018.

05

Myopia - The Existing Market is Millions of Eyes * Market Scope estimates for 2021 published January 2022. One Eye = One Procedure. Procedures rounded to nearest 10,000. R.O.W = Rest of World. Industry reports estimate the global market for refractive procedures will grow from 4 million annually in 2020 to 6.1 million in 2025. ** Company estimate. 06 Mostly laser and cornea-based correction today Low-to-Mid single digits industry growth* STAAR’s ICL growing at 30%+ unit growth Y/Y STAAR’s EVO ICL garnered 20%+ China market share in < 5 years STAAR’s opportunity includes reawakening sleeping markets, e.g., US (2x) and Japan (5-6x) Annual Global Refractive Procedures* 4.2M China Latin America India USA R.O.W. W.Europe 1.1M 960K 910K 300K 210K 740K frequent replacement contact lens wearers drop out each year in the U.S. alone** Refractive Contact Lenses Eyeglasses 6M $6B $16B Annual Global Spend** $48B Opportunity

STAAR's TAM is Tens of Millions of Eyes

Global Prevalence

STAAR Adjustments to Global Prevalence

1.9B
Myopes

Myopia
Distance Vision
(Nearsightedness)

1.7B
Presbyopes

Presbyopia
Near Vision
(Reading Glasses)

- Epidemiological Data
- Distribution of Uncorrected Refractive Error
- Willingness to Undergo Refractive Procedure
- Patient Ability to Pay
- Proximity to Qualified Surgeon
- Surgeon Input

35M
Myopes
Target Market
Ages 21-45+

55M
Presbyopes
Target Market
Ages 45-55+

STAAR's Opportunity*

STAAR's TAM*

70M
Myopia Eyes

110M
Presbyopia Eyes

* Company estimates of viable market opportunity. Bilaterally, 35 Million Myopes = 70 Million Lenses and 55 Million Presbyopes = 110 Million Lenses.

07

An Evolution in Visual Freedom 08 STAAR’S ICL TECHNOLOGY

ICLs are Designed to Correct Refractive Error

STAARSURGICAL

An ICL (Implantable Collamer® Lens) is a single-piece foldable phakic intraocular lens (IOL) made of STAAR's proprietary Collamer material and implanted into the posterior chamber

EVO ICL™ Family of Lenses

Spheric (Myopia)
Toric (Myopia + Astigmatism)
EVO+ (Larger Optic)
Viva™ (Presbyopia)

Visian ICL™ Family of Lenses

Requires pre-surgical
Peripheral Iridotomy ("PI")




EVO
Visian ICL™
The ICL is not visible to other people after implantation.



* The ICL is a "Phakic" lens that is implanted into the eye without removing the eye's natural crystalline lens. In cataract surgery or refractive lens exchange (RLE), "Aphakic" procedures, the natural crystalline lens of the patient is removed.

09

The ICL is Implanted in Front of the Natural Crystalline Lens 10 Natural Crystalline Lens ICL™ Iris

Happy ICL Patients * Packer, The Implantable Collamer Lens with a central port: review of the literature, Clinical Ophthalmology, 2018. 11 ICLs Implanted Globally 1M+ Would Elect STAAR’s EVO Implantable Collamer® Lens Again* 99.4% of Patients

Premium ICL Patient and Surgeon Advantages 12 Bio- Compatible Additive UV Protection Quality of Vision Eco- Friendly Collamer Material Upgradeable Removeable Quiet in the Eye Excellent Night Vision No Dry Eye Syndrome No Capital Equipment Investment

13 ICL AROUND THE WORLD

China – Continuing Momentum in #1 Global Market 14 Myopia widespread among Chinese population, and particularly teenagers* China: the first large market to adopt a model of strategic cooperation in 2016 “Hybrid” business model, which has 50+ STAAR employees on the ground in country working in concert with importer, hospitals and clinic customers Accounts 800+ * A Research Report on the Vision Health of Chinese People, China Health Development Research Center, Peking University, June 12, 2015.

* Company estimates of viable market opportunity. Bilaterally, 35 Million Myopes = 70 Million Lenses and 55 Million Presbyopes = 110 Million Lenses. 15 EVO ICL Clinic Video EVO ICL Promotional Event Sole leg Pan Patient Video China – Continuing Momentum in #1 Global Market Patient roadshows, in-person and virtually on social media such as WeChat, integral to demand cycle Tens of thousands of EVO ICL procedures June, July, August in China Peak Season Greater EVO ICL awareness further fuels market momentum EVO ICL share of the refractive market grew from approximately 2% in 2015 to milestone 20% market share in 2020

United States – Creating Success in #2 Global Market * Company estimates of viable market opportunity. Bilaterally, 35 Million Myopes = 70 Million Lenses and 55 Million Presbyopes = 110 Million Lenses. 16 Strategic Imperative Drive U.S. growth, where STAAR currently has < 1% share with an earlier generation lens technology, by successfully introducing, upon approval, our market-transforming EVO family of lenses and executing STAAR’s proven playbook for commercial success. STAAR’s submission of clinical data for the EVO ICL family of myopia lenses remains under customary interactive FDA review. Build upon foundational work since 2019 in reintroducing STAAR to the U.S. Market Expanded sales, practice development and clinical support infrastructure in key U.S. markets Increased engagement with important surgeon organizations and societies Entered strategic agreements with premium refractive surgery practices Meaningfully increase investment in targeted consumer marketing, digital, influencer campaigns to raise ICL awareness Accelerate surgeon support and ICL utilization via focus on leading practices and key geographies Artist’s Rendition

Europe – Accelerating a Growth Renaissance

STAARSURGICAL



EVO VISIAN ICL
RAPHAEL NEUHANN & ELIAS NEUHANN
"We have learnt so much since starting in the Flying Phantom and now racing on the Extreme Sailing Series is probably our biggest achievement. We have been getting stronger in the gym over winter and hope that in 2018 we can win some races and challence the French teams some more!"





Rewind your Vision
EVO Viva™
SEE YOUNG AGAIN



SEE YOUNG AGAIN



SEE YOUNG AGAIN



SEE YOUNG AGAIN

Driving growth via Surgeon Support, Strategic Sales & Marketing Investments

Increasing commitment to ICL by surgeons: German refractive society expanded recommended range for use of phakic refractive lenses, including EVO from -6.0D to -3.0D*

Increasing distributor-to-hybrid market conversions with goal of accelerating growth, e.g. France, Italy and Benelux

Germany celebrated 5th Anniversary of conversion to direct sales market

Making sales & marketing investments that include broadening influencer and social media consumer initiatives

Entering large addressable market for refractive Presbyopia Correction with innovative EVO Viva™ EDOF lens

- The Viva lens is a new product for 45-55 year old early presbyopes seeking visual freedom at near, intermediate and far distances
- The Viva lens will target the 64 million Europeans that suffer from Presbyopia**
- Controlled rollout continues in Europe as surgeons develop playbook
- Commercial rollout planned during ESCRS Experts Meeting, Milan, Italy, September 2022

* At surgeon discretion, recommendation moved to -1.0D. ** Market Scope, LLC. STAAR Surgical Global Model 2018 to 2024.

17

We’re Just Getting Started… * Approximate ICL unit share of 2021 global refractive myopia market. 18 ~ 9% ICL share of global market*

19 STAAR’s Track Record of Strong Financial Performance

ICL Unit Growth Significantly Exceeds Refractive Industry * Market Scope, January 2019-2022. 20

STAAR’s Industry Leading Net Sales Growth ~ +25% CAGR * Initial sales outlook provided prior to COVID on January 13, 2020, was for sales mid-point of $177 million or +18% Y/Y Growth for 2020. ** Fiscal 2021 and 4Q21P is preliminary as reported on January 10, 2022. CAGR of 26% for 2017-2021 and 24% for 2019-2021. 21

STAAR’s Expanding Margins, EPS and Cash * 2019 Includes $0.07 GILTI tax benefit. 2021 EPS is preliminary as reported January 10, 2022. ** 4Q21P is preliminary. Cash includes net proceeds of approximately $72 million from August 2018 secondary offering. 22 Operating Margin Cash on Balance Sheet - Quarter-End** GAAP EPS* Cash from Operations

Impactful Consumer Marketing has driven Increasing ICL Awareness, Doctor Finder Visits and Patients to Surgeons. STAAR intends to make significant incremental investments in awareness building activities in fiscal 2022… 23 Evolution in Visual Freedom TM STAAR Will Increase Investment in ICL Awareness Global Consumer Outreach Video China Campaign Son Naeun Campaign

Recent Highlights and Outlook

STAARSURGICAL

Reported preliminary sales results for fiscal 2021 on January 10, 2022

40% Net Sales Growth Y/Y to ~ $230 Million

36% Global ICL Unit Growth Y/Y

STAAR is committed to continuing to push hard to overcome Covid-related challenges

- Doubling the footprint at principal manufacturing facility through movement of non-production floor space requirements to other facilities
- Purchasing and upgrading tooling and systems to dovetail with the expansion

2H 2021 production output lower than planned due to Covid-related employee absences, modest supply chain challenges and throughput running lower than plan, which resulted in a continuing backlog of over 20,000 lenses in house, mostly made-to-order toric lenses, that usually would have shipped in the prescribed timeframe



- Focus remains on advancing our strong growth trajectory for EVO ICL lenses
- U.S. submission of clinical data for STAAR's EVO ICL family of myopia lenses remains under customary interactive FDA review
- Net Sales outlook of approximately $295 million for fiscal 2022, subject to no unforeseen impact from COVID on our business

24

Position EVO Implantable Lenses as a Special and Transformational Pathway to Visual Freedom… Promote Exceptional Desirability to Win Consumer Choice and Social Media Enthusiasm We have a Passionate Commitment to Deliver Visual Freedom to Patients for an Active and Fulfilling Life Independent of Contact Lenses and Glasses… 01 Support the Transformation of the Refractive Surgery Paradigm through Clinical Validation and Medical Affairs Excellence thereby Achieving Surgeon Commitment 02 Innovate and Develop a Pipeline of Next Generation Premium Collamer-Based Intraocular Lenses… Monofocal, Presbyopic and Accommodating 03 Assure World Class Supply Integrity and Delivery Performance while Driving Higher Gross Margin 04 Continue our Focus on and Commitment to STAAR’s Culture of Quality 05 Delight Shareholders! 06 STAAR’s VISION 2020-2022 25

STAAR’s ESG Commitment 26 Published second annual Sustainability Report in 2021 and elevated ESG stewardship to a strategic imperative Several projects completed or underway designed to reduce energy, waste and water, e.g., initial analysis of solar photovoltaic panel initiative indicates STAAR will reduce energy demand from the grid at our primary U.S. production facilities by nearly 40%” To advance ESG goals assembled a cross-functional team with representatives from manufacturing, global operations, engineering, research and development, human resources, legal, market intelligence and internal audit Expanding philanthropy and volunteerism, e.g., current involvement includes Beyond Blindness and Salus University Project MyVision Among STAAR’s Board of Directors, there are currently three individuals that identify as female and five that identify as male. Two individuals within our Board of Directors also self-identify as members of underrepresented populations We invite you to visit STAAR’s most recent sustainability report here.

We invite you to visit STAAR’s investor website for clinical papers, examples of global consumer marketing and much more at investors.staar.com www.staar.com www.discoverevo.com